Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the amended Annual Report on Form 10-K/A for the period ended December 31, 2002 of Halliburton Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report").

I, C. Christopher Gaut, Chief Financial Officer of the Company, certify that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ C. Christopher Gaut
-----------------------------
C. Christopher Gaut
Chief Financial Officer
January 15, 2004